UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 20, 2002

                                                             State or other
                                                             jurisdiction of
                              Address of principal           incorporation
Exact name of registrant as   executive offices; zip         or organization;
specified in its charter;     code; registrant's telephone   IRS Employer
Commission File No.:          number, including area code:   Identification No.:
---------------------------   ----------------------------   -------------------
DQE, Inc.                     411 Seventh Avenue             Pennsylvania
1-10290                       Pittsburgh, PA  15219          25-1598483
                              412-393-6000


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Items 1-4.  Not applicable.

Item  5.    Other Events and Regulation FD Disclosure.

            On June 20, 2002, DQE, Inc. entered into an underwriting agreement with Lehman Brothers Inc., as Representative of the Underwriters named therein, for the sale of 15,000,000 shares of DQE, Inc. Common Stock, no par value. Incorporated herein by reference to Exhibit 99.1 is a Prospectus dated June 7, 2002, as supplemented by a Prospectus Supplement, dated June 20, 2002, relating to such Common Stock.

Item 6.     Not applicable.

Item 7.     Financial Statements and Exhibits.

            1.2 Executed Underwriting Agreement dated June 20, 2002 between the Company and Lehman Brothers Inc., as Representative of the Underwriters named therein (Registration Nos. 333-85612 and 333-85612-01).

            5.3 Opinion of David R. High, Esq. (Registration Nos. 333-85612 and 333-85612-01).

            5.4 Opinion of Thelen Reid & Priest LLP (Registration Nos. 333-85612 and 333-85612-01).

            99.1 Prospectus dated June 7, 2002, as supplemented by a Prospectus Supplement dated June 20, 2002 (Registration Nos. 333-85612 and 333-85612-01).

Items 8-9.  Not applicable.


                                       2
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       DQE, INC.
                                                  -------------------
                                                     (Registrant)


Date  June 24, 2002                             /s/ Frosina C. Cordisco
     ------------------                  -----------------------------------
                                                      (Signature)
                                                  Frosina C. Cordisco
                                             Vice President and Treasurer